                                                                   EXHIBIT 10.11

                      AMENDMENT NO. 1 TO SERVICE AGREEMENT


               This Amendment No. 1 to Service Agreement (the "Amendment") is made between Seragen, Inc., a Delaware corporation having a usual place of business at 97 South Street, Hopkinton, Massachusetts ("Seragen"), and Marathon Biopharmaceuticals, LLC, a Massachusetts limited liability company having a usual place of business at 97 South Street, Hopkinton, Massachusetts (the "Service Provider"), as successor by assignment of Trustees of Boston University ("BU"), as of May 11, 1998, for the purpose of amending that certain Service Agreement, dated as of February 14, 1997 (the "Service Agreement"), between Seragen and BU.

               This Amendment is made with reference to the following facts:

               A. Seragen entered into the Service Agreement to purchase certain services relating to product research, development, manufacturing, clinical trial, quality control, and quality assurance.

               B. Service Provider is the successor by assignment to BU, one of the original parties to the Service Agreement.

               C. Seragen has made certain business decisions that will result in a reduction of the amount of product research, development, manufacturing, clinical trial, quality control, and quality assurance services that will be required in the second Contract Year (as defined in the Service Agreement).

               D. Seragen is willing, on the terms set forth in this Amendment, to perform for itself certain clinical trial services originally subject to the Service Agreement and Service Provider desires to make available to Seragen the assets necessary for Seragen to perform those services.

               E. Section 2.01 of the Service Agreement provides that, in the event that Seragen's research and development requirements change, the parties to the Service Agreement shall negotiate amendments (including appropriate price reductions) to the services required to be performed under the Service Agreement. Section 4.01 of the Service Agreement provides that, in such an event, the parties shall agree on appropriate adjustments to the Technology Service Fees (as defined in the Service Agreement) payable under the Service Agreement; provided, however, that in no event shall the Technology Service Fees payable with respect to any Contract Year be reduced to less than $4,300,000.

               NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties to this Amendment, intending to be legally bound, agree as follows:

               1. In lieu of the services required to be provided pursuant to
Schedule 1 to the Service Agreement by Service Provider in the second Contract Year, Service Provider shall provide the services specified in Schedule 1 attached to this Amendment.

               2. In light of the reduced services to be provided to Seragen in the second Contract Year, the Technology Service Fees for the second Contract Year shall be $4,300,000.

               3. Service Provider shall make available without any additional compensation to Seragen all assets necessary for Seragen to perform such clinical trial services at the facility located at 99 South Street, Hopkinton, Massachusetts, as Seragen may from time to time reasonably specify, which services are not required to be performed by Service Provider under this Amendment.

               4. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning given those terms in the Service Agreement.

               5. Except as expressly modified by this Amendment, the Service Agreement shall remain in full force and effect.

               Seragen and Service Provider have executed this Amendment effective as of the date first set forth above.

                                  SERAGEN, INC.



                                        /s/ Reed R. Prior
                                    ---------------------------------
                                    By:     Reed R. Prior
                                            Chairman, Chief Executive
                                            Officer & Treasurer



                                    MARATHON BIOPHARMACEUTICALS, LLC
                                    Service Provider


                                        /s/ Kenneth G. Condon
                                    ---------------------------------
                                    By:     Kenneth G. Condon
                                            Manager

                          SCHEDULE 1- SERVICE AGREEMENT


SERVICES TO BE PERFORMED BY SERVICE PROVIDER FOR SERAGEN IN 1998:


MANUFACTURING OF BATCHES - 1998:

                                                                       ORIGINAL
                                                                       ESTIMATED
                                                                      COMPLETION
SERVICE                                 SPECIFICATIONS                   DATE        CURRENT PLANS FOR 1998        COMMENTS

Fermentation cost of 6 batches of       Master Batch Record 22-004,      Q4 98              Q2 98            Fermentation plans from
DAB389IL-2                              30-004                                                               1997 to be conducted in
                                                                                                             Q1/Q2 1998 for PAI will
                                                                                                               provide sufficient
                                                                                                                    inventory

Purification cost of 10 batches of      Master Batch Record 31-304,      Q2 98           Eliminated          Sufficient inventories
2nd Generation - DAB389IL-2             32-304, 34-304, 60-304                                                for clinicals permit
                                                                                                                  shift to 1999

Purification cost of 13 batches of      Master Batch Record 31-004,      Q3 98              Q2 98            Purification plans from
1st Generation - DAB389IL-2             32-004, 60-104                                                       1997 to be conducted in
                                                                                                             Q1/Q2 1998 for PAI will
                                                                                                               provide sufficient
                                                                                                               inventory to cover
                                                                                                                 product launch


Fermentation cost of 5 batches of       Master Batch Record 22-007,                         Q3 98
DAB389EGF*                              24-007

Purification cost of 10 batches of      Master Batch Record 31-007,                         Q4 98
DAB389EGF*                              34-007, 44-007, 47-007,
                                        65-007, 66-007 and 70-007
Manufacture of formulation buffer*                                                          Q1 98                For Lilly PAI


        Includes raw materials, labor and utilities



                              Schedule 1 - Page 1


                          SCHEDULE 1- SERVICE AGREEMENT


SERVICES TO BE PERFORMED BY SERVICE PROVIDER FOR SERAGEN IN 1998:

MANUFACTURING FILL OF BATCHES - 1998:

                                                          ORIGINAL
                                                         ESTIMATED
SERVICE                   SPECIFICATIONS               COMPLETION DATE     CURRENT PLANS FOR 1998                COMMENTS

Fill of DAB389EGF         Performed at fill-finish         Q4 98                 Eliminated                  Shift to Q2 99
                          site following their
                          Master Batch Record(s).
                          Prior to fill,
                          formulation performed at
                          Service Provider
                          following Master Batch
                          Record 65-007, 66-007,
                          70-007.


Fill of DAB389IL-2        Performed at fill-finish         Q4 98             1 - 4 fills between        Fills planned for 1997 to
1st Generation            site following their                                   Q2 - Q4 98               be conducted in Q3/Q4
                          Master Batch Records(s)                                                           1998 will provide
                                                                                                        sufficient inventory to
                                                                                                         cover product launch


Fill of DAB389IL-2        Performed at fill-finish         Q4 98                 Eliminated                  Shift to Q2 99
2nd Generation            site following their
                          Master Batch Record(s).
                          Prior to fill
                          formulation performed at
                          Service Provider
                          following Master Batch Record
                          70-304, 70-404.

Fill of formulation
buffer for PAI*                                            Q2 98


                              Schedule 1 - Page 2

                                SCHEDULE 1- SERVICE AGREEMENT


Shipment of bulk to fill
sites. Storage of fermentation
pellets, purified drug
substance, in process samples
and final drug product
(clinical trial material
only). Shipment of clinical
trial material to clinical
sites (also return,
accountability). Shipment of
material to sites for
non-clinical use. Label
control for clinical and
non-clinical materials (i.e.
not market product)*


SERVICES TO BE PERFORMED BY SERVICE PROVIDER FOR SERAGEN IN 1998:


QUALITY CONTROL AND RELEASE TESTING OF BATCHES - 1998:

                                                                            ORIGINAL
                                                                            ESTIMATED
                                                                           COMPLETION
SERVICE                                     SPECIFICATIONS                    DATE           CURRENT PLANS FOR 1998      COMMENTS

QC testing of 6 fermentation batches        Product spec. 30-004         Q4 98 - ongoing       Q2 98 - ongoing
of DAB389IL-2

QC testing of 13 purification batches       Product spec. 60-304         Q4 98 - ongoing       Q2 98 - ongoing
of 1st Generation DAB389IL-2

QC testing of 5 fermentation batches                                                               Q3 98
of DAB389EGF*

QC testing of 10 purification batches       Product spec. 60-007         Q4 98 - ongoing       Q4 98 - ongoing
of DAB389EGF

QC testing of Fills, DAB389IL-2             Product spec. 90-204-02      Q4 98 - ongoing       Q2 98 - ongoing
1st Generation

QC testing of Fills, DAB389IL-2             Product spec. 70-304 and     Q4 98 - ongoing         Eliminated            Shift to 1999
2nd Generation                              91-304-01; 5 mg/ml

QC testing of Fills, DAB389IL-2             Product spec. 70-404 and     Q4 98 - ongoing         Eliminated            Shift to 1999
2nd Generation                              91-404-02; 150 ug/ml

QC testing of Fills, DAB389EGF              Product spec. 70-007 and     Q4 98 - ongoing         Eliminated            Shift to 1999
                                            91-007


                              Schedule 1 - Page 3


                          SCHEDULE 1- SERVICE AGREEMENT


Stability testing of                                              Q4 98 - ongoing     Q1 98 - on-going
DAB389IL-2 and DAB389EGF
products held by service
provider for Seragen

Includes raw materials, labor
and overhead


SERVICES TO BE PERFORMED BY SERVICE PROVIDER FOR SERAGEN IN 1998:


QUALITY ASSURANCE - 1998:


                                                                 ORIGINAL
                                                                 ESTIMATED
                                                                COMPLETION
SERVICE                              SPECIFICATIONS                DATE           CURRENT PLANS FOR 1998         COMMENTS

Documentation and auditing                                        Q4 98              Q1 98 - on-going
(audit report) specific to the
products in Manufacturing and
Product Development. Review
and approval of all Master
Batch Records, SOPs and
reports as listed in services
agreement.


Certificate of Analysis and         Appropriate SOP's and         Q4 98                  On-going
release notification for            release documents
batches and lots listed in
services agreement


Provide copies of all
manufacturing records,
laboratory records, deviation
reports and other records and
documents to Seragen for
review*


               Schedule 1 - Page 4

                          SCHEDULE 1- SERVICE AGREEMENT



Provide reports, data and other
information needed for Seragen to assess compliance with regulatory requirements*


Preparation for PAI - implement audit -
specified and other changes to GMP
systems, procedures and documents as
necessary to prepare for FDA inspection.
Provide periodic progress reports to
Seragen. Notify Seragen of any
significant issues impacting on ability
to correct deficiencies and prepare for
inspections*

Includes raw materials, labor and overhead


SERVICES TO BE PERFORMED BY SERVICE PROVIDER FOR SERAGEN IN 1998:


 PRODUCT DEVELOPMENT - 1998:

                                                                             ORIGINAL
                                                                             ESTIMATED
                                                                            COMPLETION
SERVICE                                             SPECIFICATIONS             DATE          CURRENT PLANS FOR 1998       COMMENTS

2nd Generation; improve lyophilization                    -                    Q2 98                Eliminated
and characterization of new  DMF

EGF process development continue responses                -                    Q4 98                Eliminated
for BLA

Development of topical formulations and                   -                    Q4 98                Eliminated
new molecules

        Includes labor and direct materials


                              Schedule 1 - Page 5

                                SCHEDULE 1- SERVICE AGREEMENT



SERVICES TO BE PERFORMED BY SERVICE PROVIDER FOR SERAGEN IN 1998:

 CLINICAL / PRE-CLINICAL / REGULATORY STUDIES - 1998:

                                                       ORIGINAL
                                                       ESTIMATED
                                                      COMPLETION
SERVICE                        SPECIFICATIONS            DATE       CURRENT PLANS FOR 1998                COMMENTS

Phase I/II Psoriasis*          Protocol 96-04-21                        Trial on-going           Trial on-going - estimated
                                                                                                      completion Q4 98

Phase I/II Psoriasis           Protocol 96-04-19        Q2 97           Trial on-going           Trial on-going - estimated
                                                                                                      completion Q4 98

Phase I (SC) Psoriasis         Protocol 98-08-01        Q3 98                Q3 98              Estimated start - Q3 98 with
                                                                                                      completion Q3 99


                              Schedule 1 - Page 6



                          SCHEDULE 1- SERVICE AGREEMENT


Phase I/II EGF                     Protocol 96-02-03             Q3 97         Trial on-going        Trial on-going - estimated
                                                                                                          completion Q4 98

Limited use - Rheumatoid           Protocol 95-04-18                           Trial on-going              Trial on-going
Arthritis*


Phase I 2nd Generation                     -                     Q1 98           Eliminated
Psoriasis


Phase II/III NHL                           -                     Q4 98           Eliminated


Phase I (SC) Derm                          -                     Q4 98           Eliminated


Phase I/II (IV) Other                      -                     Q4 98           Eliminated

        Includes clinical trail site fees, labs, pathology fees, supplies and overhead, clinical assays


SERVICES TO BE PERFORMED BY SERVICE PROVIDER FOR SERAGEN IN 1998:


 CLINICAL / PRE-CLINICAL / REGULATORY STUDIES AND OTHER- 1998:

                                                                      ORIGINAL
                                                                      ESTIMATED
                                                                     COMPLETION
SERVICE                           SPECIFICATIONS                        DATE         CURRENT PLANS FOR 1998              COMMENTS
CTCL trials: service provider    -Protocols for studies 93-04-11,       Q4 98              On-going             Estimated completion
labor and outside contract       93-04-14                                                                              date Q2
labor CTCL                                                                                                                00
Non-Besselaar contracts

Pre-Clinical studies: new                                               Q4 98            Eliminated
refold 2nd generation and
EGF studies - includes labor,
supplies and overhead


                              Schedule 1 - Page 7

                          SCHEDULE 1- SERVICE AGREEMENT


* Services were included in original Schedule 1 to Service Agreement but are being specifically mentioned in this amendment for clarity.

PRICE FOR SERVICES RENDERED IN 1997 - $6,605,651(Original estimate)

PRICE FOR SERVICES RENDERED IN 1997 - $4,300,000 (Revised estimate)


Initials:


---------------       ----------------      ---------------
Pat Bacha             Elizabeth Chen        Jean Nichols


---------------       ----------------
John O'Loughlin       Tony Rotunno

                              Schedule 1 - Page 8